Exhibit 99.1

November 2, 2018 Comfort Systems USA Quality People. Building Solutions.

Safe Harbor Certain statements and information in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” or other similar expressions are intended to identify forward-looking statements, which are generally not historic in nature. These forward-looking statements are based on the current expectations and beliefs of Comfort Systems USA, Inc. and its subsidiaries (collectively, the “Company”) concerning future developments and their effect on the Company. While the Company’s management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting the Company will be those that it anticipates. All comments concerning the Company’s expectations for future revenue and operating results are based on the Company’s forecasts for its existing operations and do not include the potential impact of any future acquisitions. The Company’s forward-looking statements involve significant risks and uncertainties (some of which are beyond the Company’s control) and assumptions that could cause actual future results to differ materially from the Company’s historical experience and its present expectations or projections. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the use of incorrect estimates for bidding a fixed-price contract; undertaking contractual commitments that exceed the Company’s labor resources; failing to perform contractual obligations efficiently enough to maintain profitability; national or regional weakness in construction activity and economic conditions; financial difficulties affecting projects, vendors, customers, or subcontractors; the Company’s backlog failing to translate into actual revenue or profits; failure of third party subcontractors and suppliers to complete work as anticipated; difficulty in obtaining or increased costs associated with bonding and insurance; impairment to goodwill; errors in the Company’s percentage-of-completion method of accounting; the result of competition in the Company’s markets; the Company’s decentralized management structure; material failure to comply with varying state and local laws, regulations or requirements; debarment from bidding on or performing government contracts; shortages of labor and specialty building materials; retention of key management; seasonal fluctuations in the demand for HVAC systems; the imposition of past and future liability from environmental, safety, and health regulations including the inherent risk associated with self-insurance; adverse litigation results; an increase in our effective tax rate; a cyber security breach; and other risks detailed in our reports filed with the Securities and Exchange Commission (the “SEC”). For additional information regarding known material factors that could cause the Company’s results to differ from its projected results, please see its filings with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events, or otherwise. Non-GAAP Measures Certain measures in this presentation are not measures calculated in accordance with generally accepted accounting principles (“GAAP”). They should not be considered a replacement for GAAP results. Non-GAAP financial measures appearing in these slides are identified in the footnote. See the Appendices for a reconciliation of these non-GAAP measures to the most comparable GAAP financial measures.

Comfort Systems USA • Leading mid-market HVAC and mechanical systems installation and service provider $2.0B yearly revenue 9,800+ employees 37 operating companies Balanced construction & service portfolio • • • • 2

National Footprint 37 companies 1 1271ocations in 113 cities 19,800+ employees COMFORTU LlA SYSTEMSf7#4e 3

Targeted Portfolio Strategy Revenue = $1.79B Revenue = $1.59B 10.5% 9.4% 32.1% 35.5% 17.5% 19.5% 37.9% 37.6% New Construction Existing Building Construction Service Projects Service Calls, Maintenance & Monitoring 4 YTD September 2018 FY 2017

Market Sectors Multi-Fami y / Residenti 6.5% Retail / Restaurant / Entertai ment l 13.4% Other 4.1% 10.7% Education 9.6% Office Building 14.1% Gover ment 6.6% Industrial 25.0% YTD September 2018 Revenue Revenue = $1.59B 5

Diverse Project Mix Number of Projects 6,000 4,920 5,000 4,000 3,000 2,000 1,000 0 <$1M $1–$5M >$5M Average Project Size: $0.6 M | Average Project Length: 6 – 9 months (Information as of September 30, 2018) 6 512 125

Book ($ in millions) of Business Construction Backlog $1,400 $1,200 $1,000 $800 $600 $400 $200 $0 2011 2012 2013 2014 2015 2016 2017 Q3 2018 Service Maintenance Base $200 $175 $150 $125 $100 $75 $50 $25 $0 2011 2012 2013 2014 2015 2016 2017 Q3 2018 7 $116 $119 $111 $104 $89 $83 $76 $75 $1,255 $948 $758 $763 $712 $630 $618 $604

Recent Financial Performance 9/30/18 9/30/17 9/30/18 9/30/17 information) (1)Adjusted EBITDA is a non-GAAP financial measure. See Appendix I for a GAAP reconciliation to Adjusted EBITDA. 8 Three Months EndedNine Months Ended ($ in millions, except per share Revenue$594.5 $480.9 $1,594.5 $1,326.9 Net Income$38.5 $22.3 $87.7 $47.7 Diluted EPS$1.02 $0.59 $2.33 $1.27 Adjusted EBITDA (1)$63.6 $44.6 $142.3 $103.3 Operating Cash Flow$30.5 $44.5 $68.0 $65.7

Adjusted EPS/Stock Price History $2.00 $50.00 $1.80 $45.00 $1.60 $40.00 $1.40 $35.00 $1.20 $30.00 $1.00 $25.00 $0.80 $20.00 $0.60 $15.00 $0.40 $10.00 $0.20 $5.00 $-$- 2012 2013 2014 2015 2016 2017 Adjusted EPS at 12/31* Stock Price at 12/31 *Adjusted EPS is a non-GAAP financial measure. Adjusted EPS excludes goodwill impairments, tax valuation allowances and tax expense related to remeasurement of net deferred tax assets. See Appendix III for a GAAP reconciliation to Adjusted EPS. 9 Stock Price at 12 / 31 Adjusted EPS at 12/31* `

Historical Financial ($ in millions, except per share information) Summary Adjusted EPS (1) Revenue CAGR = 6.08% CAGR = 37.81% $2,100 $1,800 $1,500 $1,200 $900 $600 $300 $0 $2.00 $1.60 $1.20 $0.80 $0.40 $0.00 20122013 2014 2015 2016 2017 2012 2013 2014 2015 2016 2017 Operating Cash Flow CAGR = 30.19% Adjusted EBITDA (2) CAGR = 26.48% $160 $140 $120 $100 $80 $60 $40 $20 $0 $120 $100 $80 $60 $40 $20 $0 2012 2013 2014 2015 2016 2017 2012 2013 2014 2015 2016 2017 (1) Adjusted EPS is a non-GAAP financial measure. Adjusted EPS excludes goodwill impairments, tax valuation allowances and tax expense related to remeasurement of net deferred tax assets. See Appendix III for a GAAP reconciliation to Adjusted EPS. (2) Adjusted EBITDA is a non-GAAP financial measure. See Appendix II for a GAAP reconciliation to Adjusted EBITDA. 10

Balance Sheet Strength • • $19.2M cash at September 30, Positive free cash flow for 19 consecutive years Debt capacity 2018 • – – – $97.0M debt at 9/30/18 $400M revolving credit facility 2023 maturity • • Debt/TTM EBITDA = 0.6 $77.8M net debt 2018 at September 30, 11

Profile for Growth Service Time Commercial HVAC 12 Earnings

Average ($ in thousands) Discretionary Spending Average 2006 - 2017 $7,973 17% $8,717 19% $30,322 64% Acquisitions Share Repurchases Dividends $50,000 $45,000 $40,000 $35,000 $30,000 $25,000 $20,000 $15,000 $10,000 $5,000 $-$47,012 $46,147 Free Cash Flow Disc Spending 13

Our Strengths • Industry leading skilled labor • Ability to share knowledge • Diverse portfolio • Strong balance sheet • Acquisition record • Positioned for growth 14

Thank You Contact: Bill George Executive Vice President & CFO 1-800-723-8431 Bill.George@comfortsystemsusa.com www.comfortsystemsusa.com 15 $2.0 Billion $2.0 billion in yearly revenue 127 Locations 37 operating companies across America at 127 locations in 113 cities 9,800+ Employees 9,800+ of the most qualified HVAC and Mechanical systems personnel in America

Appendix I – GAAP Reconciliation to Adjusted EBITDA Note: The Company defines adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) as net income, provision for income taxes, other (income) expense, net, changes in the fair value of contingent earn-out obligations, interest (income) expense, net, loss (gain) on sale of assets, goodwill impairment and depreciation and amortization. Other companies may define Adjusted EBITDA differently. Adjusted EBITDA is presented because it is a financial measure that is frequently requested by third parties. However, Adjusted EBITDA is not considered under generally accepted accounting principles as a primary measure of an entity’s financial results, and accordingly, Adjusted EBITDA should not be considered an alternative to operating income (loss), net income (loss), or cash flows as determined under generally accepted accounting principles and as reported by the Company. 16 Three Months Ended September 30, Nine Months Ended September 30, ($ in thousands) 2018 2017 2018 2017 Net Income (Loss) $38,541 $22,284 $87,747 $47,733 Provision for Income Taxes 13,595 13,585 26,466 27,188 Other (Income) Expense, net (39) (10) (4,062) (57) Changes in the Fair Value of Contingent Earn-out Obligations (434) (2,469) (493) (1,845) Interest (Income) Expense, net 1,127 945 2,548 2,337 Loss (Gain) on Sale of Assets (219) (184) (630) (464) Goodwill Impairment - - - 1,105 Depreciation and Amortization 11,010 10,437 30,732 27,336 Adjusted EBITDA $63,581 $44,588 $142,308 $103,333

Appendix (Historical) II – GAAP Reconciliation to Adjusted EBITDA Note: The Company defines adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) as net income (loss) including non-controlling interests, excluding discontinued operations, provision for income taxes, other (income) expense, net, changes in the fair value of contingent earn-out obligations, interest (income) expense, net, loss (gain) on sale of assets, goodwill impairment and depreciation and amortization. Other companies may define Adjusted EBITDA differently. Adjusted EBITDA is presented because it is a financial measure that is frequently requested by third parties. However, Adjusted EBITDA is not considered under generally accepted accounting principles as a primary measure of an entity’s financial results, and accordingly, Adjusted EBITDA should not be considered an alternative to operating income (loss), net income (loss), or cash flows as determined under generally accepted accounting principles and as reported by the Company. 17 Year Ended December 31, ($ in thousands) 2012 2013 2014 2015 2016 2017 Net Income (Loss) Including Non-controlling Interests $11,849 $28,556 $28,599 $57,440 $64,896 $55,272 Discontinued Operations (355) 76 15 - - - Provision for Income Taxes 10,045 18,148 11,614 31,224 36,165 45,666 Other (Income) Expense, net (145) (204) (91) (76) (1,097) (1,049) Changes in the Fair Value of Contingent Earn-out Obligations (662) (1,646) 245 (225) (731) (3,715) Interest (Income) Expense, net 1,571 1,328 1,840 1,681 2,336 3,086 Loss (Gain) on Sale of Assets (491) (589) (830) (880) (761) (670) Goodwill Impairment - - 727 - - 1,105 Depreciation and Amortization 20,569 18,554 21,336 23,416 26,166 37,456 Adjusted EBITDA $42,381 $64,223 $63,455 $112,580 $126,974 $137,151

Appendix (Historical) III – GAAP Reconciliation to Adjusted EPS Note 1: Operating results from continuing operations attributable to Comfort Systems USA, Inc., excluding goodwill impairment, tax valuation allowances, tax expense related to remeasurement of net deferred tax assets and out of period adjustments are presented because the Company believes it reflects the results of the core ongoing operations of the Company, and because we believe it is responsive to frequent questions we receive from third parties. However, this measure is not considered a primary measure of an entity’s financial results under generally accepted accounting principles, and accordingly, this amount should not be considered an alternative to operating results as determined under generally accepted accounting principles and as reported by the Company. Note 2: Net income (loss) from continuing operations attributable to Comfort Systems USA, Inc. is income (loss) from continuing operations less net income attributable to non-controlling interests. Note 3: The tax rate on these items was computed using the pro forma effective tax rate of the Company exclusive of these charges. Note 4: Correction of prior period accounting errors in 2013 resulted in net after-tax income of approximately $1.3 million, or $0.03 per diluted share. 18 Year Ended December 31, 2012 2013 2014 2015 2016 2017 Diluted income (loss) per share from continuing operations attributable to Comfort Systems USA, Inc. $0.35 $0.73 $0.61 $1.30 $1.72 $1.47 Goodwill impairment - - 0.01 - - 0.02 Tax valuation allowances and tax expense related to remeasurement of net DTAs for corporate tax rate reduction - - (0.08) - - 0.25 Out of period adjustment - (0.03) - - - - Net income (loss) from continuing operations attributable to Comfort Systems USA, Inc. excluding goodwill impairment, tax valuation allowances and tax expense relate to remeasurement of net DTAs for corporate tax rate reduction and out of period adjustment $0.35 $0.70 $0.54 $1.30 $1.72 $1.74